September 29, 2016

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE PROSPECTUS OF
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2016

The third paragraph of the section of the Prospectus entitled "Shareholder Information—How to Buy AA Sweep Class Shares—Active Assets Account Purchases" is hereby deleted.

The last paragraph of the section of the Prospectus entitled "Shareholder Information—How to Buy AA Sweep Class Shares—General" is hereby deleted and replaced with the following:

  Orders to purchase AA Sweep Class shares that are received in good order prior to 12:00 p.m. Eastern time will receive the share price calculated at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open and will settle same day. Orders to purchase AA Sweep Class shares that are received in good order at or between 12:00 p.m. Eastern time and 4:00 p.m. Eastern time will receive the share price calculated at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open but will not settle until the next business day. In the event that the NYSE closes prior to 4:00 p.m. Eastern time, orders must be received in good order prior to such time. You begin earning dividends the business day the AA Sweep Class shares are purchased if the order to purchase shares is received in good order prior to 12:00 p.m. Eastern time, and begin earning dividends the business day after shares are purchased if the order to purchase shares is received in good order at or after 12:00 p.m. Eastern time. We reserve the right to reject any order for the purchase of Fund shares for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWNSPT 0916